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507-285-1444 www.maascompanies.com Fax 507-285-0034

PURCHASE ORDER RECEIPT

Buyer Number 200

SALE: **Boss Group of Companies Inc.** **DATE:** 9/13/06

Name: Alex Smid

Company: Southridge Enterprises

Address: 3625 N. Hall Street, Suite 900

City: Dallas State: Texas

Zip: 75219 Country: United States

Phone: 1-800-384-2665 Cell: 888-8622192 xx4 Fax: 888-243-9256

Lot No.	Description	Price Each	Qty.	Amount
	Due Diligence Non-Refundable Deposit for Ethanol Equipment located at: ***10 Alberta Street South Kerrobert, Saskatchewan***			
	Buyer agrees to pay seller a $20,000 (U.S.) non-refundable deposit which will take the Ethanol Equipment "plant" off the open market for a period of 90 days from the date this Purchase Order is signed. If Buyer decides to purchase plant, the $20,000 deposit will be credited toward the purchase price of $575,000 plus a 10% Buyer Premium of $57,500 for a total price of $632,500 (U.S.). A final purchase order will be prepared at that time, this receipt pertains to the non-refundable deposit.			
	Buyer has requested to reassign ownership from Clayton Investments to Southridge Enterprises. 10-5-2006. Original terms and dates 9-13-06 still apply.			
	All prices expressed in U.S. (United States dollars).			
	Payment to be made directly to seller.			
	*Sales Tax Responsibility of Buyer if Applicable.			

Sign and Date below:

[signature]
Buyer Signature

OCTOBER 05, 2006
Date

Tax Exempt Number, If applicable

Seller Signature/Date

DEPOSIT TOTAL: $20,000.00

DATE OF DEPOSIT: